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                                                                    EXHIBIT 99.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

                       PURSUANT TO 18 U.S.C. SECTION 1350,

                             AS ADOPTED PURSUANT TO

                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

       In connection with the Annual Report on Form 10-K of MKS Instruments, Inc. (the "Company") for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, John R. Bertucci, Chairman, Chief Executive Officer and President of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

         (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2003
                                 /s/ John R. Bertucci
                                 -----------------------------------------------
                                 John R. Bertucci
                                 Chairman, Chief Executive Officer and President



A signed original of this written statement required by Section 906 has been provided to MKS Instruments, Inc. and will be retained by MKS Instruments, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.